Significant Events during the Reporting Period	12 Months Ended
Dec. 31, 2024
Significant Events during the Reporting Period [Abstract]
SIGNIFICANT EVENTS DURING THE REPORTING PERIOD
NOTE 25:-	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

On July 8, 2024, the Company announced that it signed a non-binding letter of intent with Miza III Ventures Inc. (“Miza”), a publicly traded company on the Toronto Stock Exchange Venture in Canada, which references a proposed asset and share purchase agreement, to spin off its advanced clinical stage pharmaceutical portfolio and its equity stake in SciSparc Nutraceuticals. (collectively, the “Target Assets”)

The agreement is based on the approximate total $3,300 (CAD 4.5 million) enterprise value of Miza, when including its $1,000 cash position, and an approximate $11,600 (CAD 15.8 million) value of the Company’s assets.

Pursuant to the LOI, the Company will sell, assign, convey and transfer to Miza the Target Assets in consideration for 63,300,000 common shares of Miza and up to 48,000,000 Miza contingent rights based on pre-determined milestones. Following the closing of such transaction, the Company would hold a controlling interest in Miza, the exact percentage of which is contingent on agreeing definitive terms between the parties. The resulting entity, of which SciSparc will hold a stake in the resulting entity ranging from a minimum of approximately 75% to a maximum of 84.53%, will be active in both the pharmaceutical and supplement sectors.

On March 28, 2025, the Company entered into a second amendment (the “Miza Amendment”) to the non-binding letter of intent, as amended by the first amendment on December 16, 2024, with Miza. According to the Miza Amendment, the deadline to enter into definitive agreements was extended from March 31, 2025 to June 30, 2025, provided that such date may be further extended by mutual written agreement of the parties, and to close the proposed transaction by no later than July 31, 2025, which was extended from April 30, 2025.